EXHIBIT 99.2
(Translation from Japanese disclosure to JASDAQ)
August 7, 2006
[U.S. GAAP]
Corrections of Consolidated Semi-Annual Financial Results Release
For the Six Months Ended June 30, 2006
Company code number: 4817 (URL http://www.jcom.co.jp/)
Shares traded: JASDAQ
Location of headquarters: Tokyo
Executive position of legal representative: Tomoyuki Moriizumi, Chief Executive Officer
Please address all communications to:
     Koji Kobayashi,     IR Department           Phone: +81-3-6765-8157 E-Mail: KobayashiKo@jupiter.jcom.co.jp
     Hiroto Motomiya, Accounting Controlling Phone: +81-3-6765-8140 E-Mail: MotomiyaH@jupiter.jcom.co.jp
Jupiter Telecommunications Co., Ltd. announced today the corrections of its consolidated financial statements for the 6 months ended June 30, 2006 originally announced on July 28, 2006.
The corrections will have no effect on Jupiter Telecommunications Co., Ltd. consolidated statements of operations and consolidated balance sheet for the 6 months ended June 30, 2006.
[Correction]
The corrected part is indicated with an underline.
(i) Consolidated Semi-Annual Financial Results Release, Page 2
Jupiter Telecommunications Co., Ltd. (Consolidated)
For the Six Months Ended June 30, 2006
1. Consolidated operating results (From January 1, 2006 to June 30, 2006)
(3) Consolidated cash flow statement
[Previous disclosure]

	Cash flows from operating	Cash flows from investing	Cash flows from financing	Balance of cash & cash
	activities	activities	activities	equivalents
	(Millions of yen)	(Millions of yen)	(Millions of yen)	(Millions of yen)
June 30, 2006	37,735	(25,364)	(12,301)	35,353

June 30, 2005	27,323	(19,914)	32,747	50,576

December 31, 2005	60,763	(57,230)	21,330	35,283

[Amended disclosure]

	Cash flows from operating	Cash flows from investing	Cash flows from financing	Balance of cash & cash
	activities	activities	activities	equivalents
	(Millions of yen)	(Millions of yen)	(Millions of yen)	(Millions of yen)
June 30, 2006	37,090	(24,719)	(12,301)	35,353

June 30, 2005	27,323	(19,914)	32,747	50,576

December 31, 2005	60,763	(57,230)	21,330	35,283

(ii) Accompanying material, Page 16
3. Business Results and Financial Conditions
(2) Financial situation
Cash Flows from Operating Activities
[Previous disclosure]
Net cash provided by operating activities was ¥37,735 million for the six months ended June 30, 2006, compared to ¥27,323 million the six months ended June 30, 2005, or an increase of ¥10,412 million. The increase was primarily the result of a ¥7,080 million increase in operating income before depreciation, amortization and non-cash stock compensation charges.
[Amended disclosure]
Net cash provided by operating activities was ¥37,090 million for the six months ended June 30, 2006, compared to ¥27,323 million the six months ended June 30, 2005, or an increase of ¥9,767 million. The increase was primarily the result of a ¥7,080 million increase in operating income before depreciation, amortization and non-cash stock compensation charges.
Cash Flows from Investing Activities
[Previous disclosure]
Net cash used in investing activities was ¥25,364 million for the six months ended June 30, 2006, compared to ¥19,914 million for the six months ended June 30, 2005, or an increase of ¥5,450 million. The increase was primarily attributable to a ¥8,108 million increase in capital expenditures, partially offset by a net ¥1,838 million decrease in the amount of acquisition of new subsidiaries and acquisitions of minority interests.
[Amended disclosure]
Net cash used in investing activities was ¥24,719 million for the six months ended June 30, 2006, compared to ¥19,914 million for the six months ended June 30, 2005, or an increase of ¥4,805 million. The increase was primarily attributable to a ¥7,463 million increase in capital expenditures, partially offset by a net ¥1,838 million decrease in the amount of acquisition of new subsidiaries and acquisitions of minority interests.

(iii) Accompanying material, Page 21
[Previous disclosure]
JUPITER TELECOMMUNICATIONS CO., LTD.
AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

(YEN IN MILLIONS)
	6 months ended	6 months ended	12 months ended
	June 30, 2006	June 30, 2005	Dec. 31, 2005
Classification	Amount	Amount	Amount

Cash flows from operating activities:
Net income	8,118	10,273	19,333
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	24,698	20,585	43,338
Equity in earnings of affiliates	(130)	(215)	(651)
Minority interest in net income of consolidated subsidiaries	539	168	997
Stock compensation expenses	203	1,985	2,210
Deferred income taxes	2,771	(3,644)	(5,257)
Cumulative effect of accounting change	—	—	486
Changes in operating assets and liabilities, excluding effects of business combinations:
(Increase)/decrease in accounts receivable, net	3,192	821	(974)
(Increase) in prepaid expenses and other current assets	(2,099)	(1,859)	(1,499)
(Increase)/decrease in other assets	1,288	(167)	2,810
Increase/(decrease) in accounts payable	(870)	(1,813)	4,955

Increase/(decrease) in accrued expenses and other liabilities	1,457	1,628	(335)
Increase/(decrease) in provision for retirement allowance	(13)	154	(2,676)
(Decrease) in deferred revenue	(1,419)	(593)	(1,974)

Net cash provided by operating activities	37,735	27,323	60,763

Cash flows from investing activities:
Capital expenditures	(23,732)	(15,624)	(38,405)

Acquisition of new subsidiaries, net of cash acquired	(1,464)	(4,234)	(12,049)
Investments in and advances to affiliates	185	90	140
Acquisition of minority interest in consolidated subsidiaries	(1,147)	(215)	(4,905)
Other investing activities	794	69	(2,011)

Net cash used in investing activities	(25,364)	(19,914)	(57,230)

Cash flows from financing activities:
Proceeds from issuance of common stock	143	90,642	91,420
Net increase in short-term loans	693	—	1,750
Proceeds from long-term debt	40,339	1,544	126,904
Principal payments of long-term debt	(46,301)	(53,647)	(187,542)
Principal payments under capital lease obligations	(6,346)	(5,792)	(11,970)
Other financing activities	(829)	—	768

Net cash provided by (used in) financing activities	(12,301)	32,747	21,330

Net increase in cash and cash equivalents	70	40,156	24,863

Cash and cash equivalents at beginning of year	35,283	10,420	10,420

Cash and cash equivalents at end of term	35,353	50,576	35,283

[Amended disclosure]
JUPITER TELECOMMUNICATIONS CO., LTD.
AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

(YEN IN MILLIONS)
	6 months ended	6 months ended	12 months ended
	June 30, 2006	June 30, 2005	Dec. 31, 2005
Classification	Amount	Amount	Amount

Cash flows from operating activities:
Net income	8,118	10,273	19,333
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	24,698	20,585	43,338
Equity in earnings of affiliates	(130)	(215)	(651)
Minority interest in net income of consolidated subsidiaries	539	168	997
Stock compensation expenses	203	1,985	2,210
Deferred income taxes	2,771	(3,644)	(5,257)
Cumulative effect of accounting change	—	—	486
Changes in operating assets and liabilities, excluding effects of business combinations:
(Increase)/decrease in accounts receivable, net	3,192	821	(974)
(Increase) in prepaid expenses and other current assets	(2,099)	(1,859)	(1,499)
(Increase)/decrease in other assets	1,288	(167)	2,810
Increase/(decrease) in accounts payable	(1,515)	(1,813)	4,955

Increase/(decrease) in accrued expenses and other liabilities	1,457	1,628	(335)
Increase/(decrease) in provision for retirement allowance	(13)	154	(2,676)
(Decrease) in deferred revenue	(1,419)	(593)	(1,974)

Net cash provided by operating activities	37,090	27,323	60,763

Cash flows from investing activities:
Capital expenditures	(23,087)	(15,624)	(38,405)

Acquisition of new subsidiaries, net of cash acquired	(1,464)	(4,234)	(12,049)
Investments in and advances to affiliates	185	90	140
Acquisition of minority interest in consolidated subsidiaries	(1,147)	(215)	(4,905)
Other investing activities	794	69	(2,011)

Net cash used in investing activities	(24,719)	(19,914)	(57,230)

Cash flows from financing activities:
Proceeds from issuance of common stock	143	90,642	91,420
Net increase in short-term loans	693	—	1,750
Proceeds from long-term debt	40,339	1,544	126,904
Principal payments of long-term debt	(46,301)	(53,647)	(187,542)
Principal payments under capital lease obligations	(6,346)	(5,792)	(11,970)
Other financing activities	(829)	—	768

Net cash provided by (used in) financing activities	(12,301)	32,747	21,330

Net increase in cash and cash equivalents	70	40,156	24,863

Cash and cash equivalents at beginning of year	35,283	10,420	10,420

Cash and cash equivalents at end of term	35,353	50,576	35,283

(iv) Highlight of 2006 1H (1/2)
Unit:Yen in 100 million(rounding in 10 million yen)

	6 months	6 months
	ended	ended	Change
Capital Expenditure	June 30, '06	June 30, '05	Amount	%
[Previous disclosure]
Capital expenditures	237	156	81	52%

Capital lease expenditure	61	73	(12)	(16%)

Total	299	229	70	30%

[Amended disclosure]
Capital expenditures	231	156	75	48%

Capital lease expenditure	61	73	(12)	(16%)

Total	292	229	63	27%

	6 months	6 months
	ended	ended
Cash Flows	Jun. 30, '06	Jun. 30, '05	Explanation of 2006 amounts
[Previous disclosure]
Cash provided by operating activities	377	273	OCF(405)
Cash used in investing activities	(254)	(199)	Capital expenditure(237), and Acquisition of new subsidiaries and MI purchases(26)
Free Cash Flow	79	44	(Cash provided by operating activities 377) - (Capital expenditure incl. Capital lease 299)
Cash generated from (used in) financing activities	(123)	327	Proceed from long-term debt(+403), Principal payment of long-term debt and capital lease(-526)
Increase in cash	1	402
[Amended disclosure]
Cash provided by operating activities	371	273	OCF(405)
Cash used in investing activities	(247)	(199)	Capital expenditure(231), and Acquisition of new subsidiaries and MI purchases(26)
Free Cash Flow	79	44	(Cash provided by operating activities 371) - (Capital expenditure incl. Capital lease 292)
Cash generated from (used in) financing activities	(123)	327	Proceed from long-term debt(+403), Principal payment of long-term debt and capital lease(-526)
Increase in cash	1	402